Exhibit 10.16

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

MINERAL DEED WITHOUT WARRANTY

as to OIL, GAS and their Constituent Elements

THE STATE OF TEXAS

  ~

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF JONES             ~

Date:

May 31st, 2006

Effective Date:

July __, 2006

Grantor:

THE P. D. C. BALL LIMITED PARTNERSHIP, acting by and through its General Partners, undersigned

Grantor’s Mailing Address:

c/o Ms. Ann C. Scott, Managing Partner

150 Carondelet Plaza #1403

St. Louis, Missouri 63105

Grantee:

ROBOCO ENERGY, INC., a Texas corporation

Grantee’s Mailing Address:

5110 Anderson County Road 2206, Palestine,

Anderson County, Texas 75801

Consideration:

For Ten and no/100 ($10.00 Dollars), together with other good and valuable consideration, the receipt of which is hereby expressly confessed and recognized by Grantor.

Property:

All of Grantor’s interest in and to the oil, gas and liquid hydrocarbons constituting their constituent elements existing in, on and under that may be produced from the following tracts of land:

Being all the minerals owned by The P.D.C. Ball Limited Partnership in the Southwest Quarter (SW 1/4) of Section 33, Block 18, T&P RR. Co. Survey, Jones County, Texas, containing 160 acres of land, more or less.

ROYALTIES: This conveyance shall be effective on July 1st, 2006 as to all oil and gas in the pipeline at that time, but not before.

RESERVATION

All coal, lignite and their constituent elements are hereby reserved by Grantor and are not hereby conveyed.

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Reservations from and Exceptions to Conveyance and Warranty: Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments, other than liens and conveyances, that affect the property; rights of adjoining owners in any walls and fences situated on a common boundary; any discrepancies, conflicts or shortages in area or boundary lines; any encroachments or overlapping of improvements; all rights, obligations, and other matters emanating from and existing  by reason of the creation, establishment, maintenance and operation of any applicable governmental entities; and payment of taxes for this and subsequent years of ownership being the responsibility of grantees.

When the context requires, singular nouns and pronouns include the plural.

EXECUTED this 2nd day of June, 2006.

THE P. D. C. BALL LIMITED PARTNERSHIP

By:

ANN C. SCOTT,

GENERAL PARTNER

By:

PHILIP B. CADY,

GENERAL PARTNER

By:

JOHN C. NULSEN, M.D.,

GENERAL PARTNER

THE STATE OF MISSOURI            ~

COUNTY OF ST. LOUIS                ~

This instrument was acknowledged before me on the 2nd  day of June, 2006, by ANN C. SCOTT, in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Missouri

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THE STATE OF MISSOURI            ~

COUNTY OF ST. LOUIS                ~

This instrument was acknowledged before me on the _____ day of June, 2006, by PHILIP B. CADY, in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Missouri

THE STATE OF CONNECTICUT          ~

COUNTY OF _________________          ~

This instrument was acknowledged before me on the _____ day of June, 2006, by JOHN C. NULSEN, M.D., in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Connecticut

After recording, please return to:

JACKSON HANKS, P.C.

Post Office Box 2458

Palestine, Texas  75802

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